Annual Report


New
Income
Fund


May 31, 1997


[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price

Report Highlights

 . The Federal Reserve tightened in March to slow the surging economy; the consequent interest rate rise led to lackluster returns on high-quality bonds for the six-month period ended May 31.

 . Mortgage-backed securities were the performance leaders among high-quality bonds, as rising interest rates assuaged prepayment risk.

 . The fund's 6- and 12-month returns of 0.26% and 7.70%, respectively, lagged its Lipper peer group slightly for the shorter period but exceeded it for the longer.

 . We pared our holdings of mortgage-backed securities but continued to overweight them in the portfolio at 38% of net assets.

 . While additional Fed tightening is possible this year, prospects are good for continued moderate inflation and growth--a favorable environment for bonds over time.

Fellow Shareholders


Interest rates rose and prices of high-quality bonds declined on balance for the six months ended May 31, 1997, the reverse of the credit market scenario in the first half of the fund's fiscal year. Bond fund returns for the six-month period were basically flat, as coupon income tended to offset price drops. For the 12-month period returns were solid, driven almost entirely by income.

       Over the past six months, the economy developed considerable momentum. Consumer sentiment reached unusually high levels, and household spending on durable goods surged. Jobs were created at a rapid rate, and the civilian unemployment rate dropped to 4.8% in May, its lowest level in over two decades. The GDP rose at a 5.8% annual rate in the first quarter, roughly double its trend rate since the current upturn began in 1991.

       Against this background, the Federal Reserve abandoned its patient wait for the economy to slow on its own and, on March 25, raised the target for the key federal funds rate from 5.25% to 5.50%--the first tightening since 1995. This sent shock waves through the stock and bond markets, but they gradually regained their equilibria in April as interest rates leveled off or declined slightly, as shown in the chart.

       Among high-grade bond market sectors, mortgage-backed securities outstripped both Treasuries and corporates for the six-month period, as the rise in interest rates dampened the rate at which homeowners prepaid their mortgages. The strong performance in recent months enabled mortgage securities to provide the highest overall returns for the 12-month period

       [LINE GRAPH APPEARS HERE]
       INTEREST RATE LEVELS


                 30-Year     5-Year     1-Year
5/31/96           6.93        6.55       5.70
                  7.02        6.63       5.79
                  6.94        6.52       5.80
8/31/96           7.03        6.60       5.81
                  6.95        6.48       5.72
                  6.71        6.15       5.48
11/30/96          6.41        5.90       5.41
                  6.58        6.12       5.50
                  6.89        6.36       5.62
2/28/97           6.75        6.31       5.60
                  7.00        6.66       5.94
                  6.98        6.62       5.93
5/31/97           6.99        6.60       5.86

1
       as well. Treasury issues outperformed corporate bonds for the six-month period but not for the whole 12 months. Within the investment-grade corporate sector, the lowest credit tier (bonds rated BBB) generated the highest returns. This is typical during periods of strong economic growth as fears of credit downgrades and defaults diminish.

Performance and Strategy Review

       For the six-month period ended May 31, the fund managed a small positive return that was a few basis points behind that of its Lipper peer group average and also lagged the broad index. (One hundred basis points equal one percentage point.) Although total return for the past six months was lackluster because of the $0.27 drop in share price, the fund's dividend income for this period ($0.29 per share) was unchanged from the preceding six-month period. The fund's 7.70% return for the fiscal year, consisting largely of income but also a modest rise in share price ($8.70 to $8.77), exceeded its peer group average but not the index.

Performance Comparison


Periods Ended 5/31/97          6 Months   12 Months
New Income Fund                 0.26%       7.70%
Lehman Aggregate
Bond Index                      0.94        8.32
Lipper Average of Corporate
Bond Funds A-Rated              0.29        7.60



       We shortened the fund's duration from 5.5 years to 4.9 years because the buoyant economy increased the potential for higher inflation and a tightening by the Fed--which, in fact, occurred. (Duration is a measure of interest rate sensitivity. For example, the share price of a fund with a duration of four years would fall about 4% for each one-percentage-point rise in rates and vice versa.)

       The principal change we made in portfolio composition was to reduce holdings of mortgage-backed securities from 44% to 38% of net assets on



SECURITY DIVERSIFICATION
Reserves                    12%
Other                        2%
U.S. Treasury Securities    27%
Mortgage-Backed Securities  38%
Corporate Bonds             21%

Based on net assets as of 5/31/97.

       May 31. Even so, mortgage-backed securities remained significantly overweighted in the portfolio because we like the additional yield they provide over Treasury securities with no loss of credit quality. These securities perform well when interest rates fluctuate in a fairly narrow range, which we anticipate over the coming months, but we reined in the position a bit in case our forecast is wrong. We trimmed holdings of corporate bonds from 23% of net assets to 21%, since tight yield spreads among credit quality levels offered little inducement to move down the quality chain in search of higher income. The fund maintained a high weighted average credit rating of AA+.

Outlook

       With the economy strong and labor markets under stress, some additional tightening of monetary policy is possible this year as the Fed tries to restrain the economy's blistering pace. Credit markets may again be roiled by a higher federal funds rate. Nevertheless, if inflation remains under control, we do not believe longer-term interest rates will necessarily move much higher. Barring a serious miscalculation by the Fed, we think prospects are good for moderate growth and a favorable market for debt securities over the long term.

       Respectfully submitted,

       /s/ Charles P. Smith

       Charles P. Smith
       President and Chairman of the Investment Advisory Committee

       June 17, 1997

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------

--------------------
Portfolio Highlights
--------------------


Key statistics

                                             11/30/96                  5/31/97
Price Per Share                              $   9.04                    $8.77

Dividends Per Share
     For 6 months                                0.29                     0.29
     For 12 months                               0.59                     0.58

Dividend Yield *
     For 6 months                                6.79%                    6.69%
     For 12 months                               6.84                     6.86

Weighted Average Maturity (years)                9.9                     10.4

Weighted Average Effective Duration (years)      5.5                      4.9

Weighted Average Quality **                      AA+                      AA+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** Based on T. Rowe Price research.

--------------------
Portfolio Highlights
--------------------


SECTOR DIVERSIFICATION
                                 Percent of    Percent of
                                 Net Assets    Net Assets
                                  11/30/96      5/31/97
Mortgage-Backed Securities          44%           38%
U.S. Treasury Securities            30            27
Commercial Paper                     5            10
Banking                             11             8
Electric Utilities                   4             6
All Other                           12            10
Other Assets Less Liabilities      - 6             1

Total                              100%          100%


T. Rowe Price New Income Fund
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

    This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                           [LINE GRAPH APPEARS HERE]

    NEW INCOME FUND
    ----------------------------------------------------------------------------



                       Lehman Aggregate
                          Bond Index          New Income Fund
            05/87          10,000                 10,000
            05/88          10,696                 10,790
            05/89          11,929                 11,765
            05/90          13,048                 12,696
            05/91          14,684                 14,275
            05/92          16,510                 15,930
            05/93          18,376                 17,437
            05/94          18,507                 17,681
            05/95          20,631                 19,648
            05/96          21,536                 20,374
            05/97          23,327                 21,942


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

    This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


    Periods Ended 5/31/97       1 Year      3 Years      5 Years      10 Years
    ----------------------------------------------------------------------------
    New Income Fund              7.70%        7.46%        6.61%         8.17%
    ............................................................................

    Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------

---------------------
 FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------


                                          Year                         3 Months++       Year
                                         Ended                              Ended      Ended
                                       5/31/97    5/31/96    5/31/95      5/31/94    2/28/94    2/28/93
 NET ASSET VALUE
 Beginning of period                   $  8.70   $   8.97   $   8.65     $   9.12   $   9.24   $   8.94
                                       ..................................................................
 Investment activities
   Net investment income                  0.58       0.60       0.58         0.14       0.54       0.57
   Net realized and
   unrealized gain (loss)                 0.07      (0.27)      0.34        (0.40)     (0.05)      0.30
                                       ..................................................................
   Total from
   investment activities                  0.65       0.33       0.92        (0.26)      0.49       0.87
                                       ..................................................................
 Distributions
   Net investment income                 (0.58)     (0.60)     (0.58)       (0.14)     (0.54)     (0.57)
   Net realized gain                         -          -      (0.02)       (0.07)     (0.07)         -
                                       ..................................................................
   Total distributions                   (0.58)     (0.60)     (0.60)       (0.21)     (0.61)     (0.57)
                                       ..................................................................
 NET ASSET VALUE
 End of period                         $  8.77   $   8.70   $   8.97     $   8.65   $   9.12   $   9.24
                                       ------------------------------------------------------------------

 Ratios/Supplemental Data


 Total return                             7.70%      3.70%     11.13%      (2.84)%      5.36%     10.12%
 .......................................................................................................
 Ratio of expenses to
 average net assets                       0.74%      0.75%      0.78%        0.80%+     0.82%      0.84%
 .......................................................................................................
 Ratio of net investment
 income to average
 net assets                               6.65%      6.66%      6.95%        6.43%+     5.77%      6.36%
 .......................................................................................................
 Portfolio turnover rate                  87.1%      35.5%      54.1%        91.5%+     58.3%      85.8%
 .......................................................................................................
 Net assets, end of period
 (in millions)                         $ 1,711   $  1,634   $  1,566     $  1,375   $  1,458   $  1,527
 .......................................................................................................

 + Annualized.
++ The funds fiscal year-end was changed to May 31.


The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------
                                                                    May 31, 1997

-----------------------
STATEMENT OF NET ASSETS                                         Par/Shares         Value
------------------------------------------------------------------------------------------
                                                                       In thousands

   CORPORATE BONDS AND NOTES  21.3%
   Banking  7.1%

   ABN AMRO NV, Sub. Deb., 7.30%, 12/1/26                       $   10,000   $     9,241
   .......................................................................................
   Banco Latinoamericano, (144a), 6.69%, 12/23/99                   10,000         9,956
   .......................................................................................
   Bank of Boston Capital Trust, Gtd. Notes, 8.25%, 12/15/26        10,000         9,971
   .......................................................................................
   First Chicago NBD, Gtd. Bonds, (144a), 7.95%, 12/1/26            10,000         9,589
   .......................................................................................
   First Empire Capital Trust I, Gtd. Bonds, 8.234%, 2/1/27         10,000         9,794
   .......................................................................................
   Hubco Capital Trust I, 8.98%, 2/1/27                              7,000         7,006
   .......................................................................................
   M & I Capital Trust, 7.65%, 12/1/26                              11,300        10,604
   .......................................................................................
   Mercantile Bankshares, Sr. Notes, (144a), 6.13%, 7/15/98+         5,000         4,985
   .......................................................................................
   PNC Bank, Sub. Notes, 7.875%, 4/15/05                            12,000        12,385
   .......................................................................................
   PNC Institutional Capital, (144a), 7.95%, 12/15/26                8,000         7,756
   .......................................................................................
   Scotland International, Sub. Notes, (144a), 8.80%, 1/27/04       10,000        10,833
   .......................................................................................
   Societe Generale, Step-Up Perpetual Sub. Notes, (144a)
      7.85%, 4/29/49                                                 8,000         8,065
      ....................................................................................
   Toronto Dominion Bank, Sub. Notes, 6.50%, 1/15/07                12,000        11,784
   .......................................................................................
                                                                                 121,969
                                                                             .............

   Consumer Services  0.6%

   Service Corporation International, 7.70%, 4/15/09                10,000        10,161
   .......................................................................................
                                                                                  10,161
                                                                             .............
   Electric Utilities  6.4%

   Alabama Power, 1st Mtg. Bonds, 7.75%, 2/1/23                      3,650         3,488
   .......................................................................................
   Big Rivers, Cooperative Utility Trust Cert., 10.70%, 9/15/17      2,500         2,660
   .......................................................................................
   Consolidated Edison, Deb., 6.375%, 4/1/03                         5,860         5,675
   .......................................................................................
   Consumers Energy, 1st Mtg. Bonds, 6.375%, 9/15/03                 5,000         4,741
   .......................................................................................
   Georgia Power
    1st Mtg. Bonds
      7.625%, 3/1/23                                                 5,750         5,384
      ....................................................................................
      7.95%, 2/1/23                                                  3,300         3,182
   .......................................................................................
   Houston Lighting & Power, 7.75%, 3/15/23                         10,000         9,531
   .......................................................................................
   Jersey Central Power & Light
    1st Mtg. Notes, 6.75%, 11/1/25                                   9,000         7,874
    ......................................................................................
    MTN, 6.85%, 11/27/06                                            10,000         9,620
   .......................................................................................
   Montana Power, 1st Mtg. Bonds, 8.25%, 2/1/07                      5,000         5,225
   .......................................................................................
   Northern Indiana Public Service, MTN, 6.90%, 6/1/00               5,000         4,978
   .......................................................................................
   Pacificorp, MTN, 7.12%, 8/15/02                                   3,900         3,912
   .......................................................................................
   Pennsylvania Power & Light, 1st Mtg. Notes, 6.875%, 3/1/04        5,000         4,954
   .......................................................................................

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------

                                                         Par/Shares       Value
--------------------------------------------------------------------------------
                                                                 In thousands
Philadelphia Electric, 1st Ref. Mtg., 8.00%, 4/1/02        $  8,050    $  8,330
 ................................................................................
Public Service Electric & Gas, 1st Ref. Mtg., 6.125%,
  8/1/02                                                      3,450       3,329
 ................................................................................
Texas Utilities Electric, 1st Mtg. Bonds, 7.875%, 3/1/23      8,450       8,221
 ................................................................................
Virginia Electric & Power, 1st Ref. Mtg., 7.50%, 6/1/23      10,950      10,440
 ................................................................................
West Texas Utilities, 1st Mtg. Bonds, 6.375%, 10/1/05         7,860       7,467
 ................................................................................
                                                                        109,011
                                                                     ...........
Finance and Credit  2.3%

Fairfax Financial Holdings, 8.25%, 10/1/15                    8,000       8,101
 ................................................................................
Jefferson Pilot Capital Trust, (144a), 8.14%, 1/15/46         5,000       4,881
 ................................................................................
National City Capital Trust, Gtd. Notes, 6.75%, 6/1/29       17,000      17,045
 ................................................................................
Zurich Capital Trust, (144a), 8.376%, 6/1/37                 10,000      10,170
 ................................................................................
                                                                         40,197
                                                                     ...........
Food Processing  0.1%

Quaker Oats, 7.44%, 3/2/26                                    1,000         963
 ................................................................................
                                                                            963
                                                                     ...........
Industrials  0.9%

Bard (C.R.), 6.70%, 12/1/26                                  10,000       9,608
 ................................................................................
Clorox, 8.80%, 7/15/01                                        5,000       5,344
 ................................................................................
                                                                         14,952
                                                                     ...........
Investment Dealers  1.1%

Lehman Brothers
  Sr. Sub. Notes
    5.75%, 11/15/98                                           5,000       4,955
    ............................................................................
    7.625%, 8/1/98                                            8,000       8,104
 ................................................................................
Salomon, MTN, 6.31%, 10/29/98                                 5,000       4,991
 ................................................................................
                                                                         18,050
                                                                     ...........
Railroads  0.6%

CSX, Deb., 7.45%, 5/1/07                                     10,000      10,063
 ................................................................................
                                                                         10,063
                                                                     ...........
Retail  0.9%

Food Lion, 7.55%, 4/15/07                                     6,000       6,061
 ................................................................................
Kroger, 7.65%, 4/15/07                                        9,000       9,104
 ................................................................................
                                                                         15,165
                                                                     ...........
Savings and Loan  0.3%

CENFED Financial, Sr. Deb., (144a), 11.17%, 12/15/01          5,000       5,331
 ................................................................................
                                                                          5,331
                                                                     ...........

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------

                                                        Par/Shares       Value
--------------------------------------------------------------------------------
                                                             In thousands

Telephone  0.6%
GTE, Deb., 9.375%, 12/1/00                               $  10,000   $  10,789
 ................................................................................
                                                                        10,789
                                                                     ...........
Transportation  0.4%
Qantas Airways, Sr. Notes, (144a), 6.625%, 6/30/98           7,000       7,018
 ................................................................................
                                                                         7,018
                                                                     ...........
Total Corporate Bonds and Notes (Cost $366,813)                        363,669


U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  38.0%

U.S. Government Agency Asset-Backed  0.3%
Federal National Mortgage Assn., REMIC, 8.10%, 4/25/25       4,500       4,632
 ................................................................................
                                                                         4,632
                                                                     ...........
U.S. Government Agency Obligations  2.2%
Federal Home Loan Mortgage
     6.50%, 11/1/04 - 6/1/24                                11,025      10,472
     ...........................................................................
     7.00%, 2/1/24                                           4,374       4,294
     ...........................................................................
     7.50%, 3/1 - 6/1/24                                     9,133       9,118
     ...........................................................................
     8.00%, 6/1/08                                             108         110
     ...........................................................................
     9.00%, 3/1/21 - 5/1/22                                  6,598       6,956
     ...........................................................................
     9.75%, 12/1/17                                          2,292       2,468
     ...........................................................................
     10.50%, 2/1/01 - 8/1/20                                   988       1,078
     ...........................................................................
     11.00%, 5/1/11 - 7/1/20                                   496         550
     ...........................................................................
     11.50%, 6/1/01                                              6           7
 ................................................................................
Federal National Mortgage Assn.
     8.75%, 3/1/10                                              13          13
     ...........................................................................
     10.50%, 7/1/09 - 4/1/22                                 2,274       2,481
 ................................................................................
                                                                        37,547
                                                                     ...........
U.S. Government Guaranteed Obligations  35.5%
Government National Mortgage Assn.
  I
     6.00%, 12/15/23 - 4/15/24                               3,434       3,187
     ...........................................................................
     6.50%, 9/15/23 - 4/15/26                               39,790      37,894
     ...........................................................................
     7.00%, 4/15/22 - 2/15/27                              131,743     128,728
     ...........................................................................
     7.50%, 8/15/16 - 12/15/25                              72,578      72,869
     ...........................................................................
     8.00%, 7/15/16 - 4/15/27                              119,470     122,383
     ...........................................................................
     8.50%, 9/15/16 - 4/15/27                              102,149     106,300
     ...........................................................................
     9.00%, 1/15/09 - 11/15/25                              30,773      32,675
     ...........................................................................

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------

                                                        Par/Shares       Value
--------------------------------------------------------------------------------
                                                             In thousands



Government National Mortgage Assn.
  I
     9.50%, 6/15/09 - 3/15/25                            $  62,430   $  67,463
     ...........................................................................
     11.00%, 12/15/09 - 1/15/21                             18,520      20,832
     ...........................................................................
     11.50%, 3/15/10 - 10/15/15                              2,352       2,674
     ...........................................................................
  II
     7.00%, 12/20/23                                         1,410       1,374
     ...........................................................................
     8.50%, 9/20/26                                            171         177
     ...........................................................................
     9.00%, 6/20/16 - 5/20/22                                7,654       8,099
     ...........................................................................
  GPM, I, 10.25%, 2/15/16 - 11/15/20                         3,103       3,384
 ................................................................................
                                                                       608,039
                                                                     ...........
Total U.S. Government Mortgage-Backed Securities (Cost $646,371)       650,218
                                                                     ...........

U.S. GOVERNMENT OBLIGATIONS  27.2%

U.S. Treasury Obligations  27.2%
U.S. Treasury Bonds
     6.00%, 2/15/26                                          3,250       2,860
     ...........................................................................
     6.50%, 11/15/26                                        24,000      22,627
     ...........................................................................
     6.75%, 8/15/26                                         71,550      69,638
     ...........................................................................
     7.875%, 2/15/21                                        15,850      17,423
     ...........................................................................
     8.00%, 11/15/21                                        18,860      21,026
     ...........................................................................
     8.125%, 5/15/21                                        32,140      36,258
 ................................................................................
U.S. Treasury Notes
     6.125%, 9/30/00                                         3,000       2,975
     ...........................................................................
     6.25%, 5/31/00 - 2/15/03                               22,500      22,316
     ...........................................................................
     6.50%, 5/15 - 8/15/05                                 104,900     103,910
     ...........................................................................
     6.625%, 6/30/01 - 5/15/07                              21,800      21,831
     ...........................................................................
     7.00%, 7/15/06                                          9,000       9,194
     ...........................................................................
     7.25%, 5/15/04                                         69,250      71,728
     ...........................................................................
     7.50%, 11/15/01                                         3,650       3,789
     ...........................................................................
     7.75%, 11/30/99                                        58,250      60,161
 ................................................................................
Total U.S. Government Obligations (Cost $459,243)                      465,736
                                                                     ...........

ASSET-BACKED SECURITIES  0.9%

Auto-Backed  0.4%
Daimler-Benz Auto Grantor Trust, 3.90%, 10/15/98               366         363
 ................................................................................
Ford Credit Grantor Trust, 4.30%, 7/15/98                      348         347
 ................................................................................
GMAC Grantor Trust, 4.15%, 3/16/98                             113         113
 ................................................................................

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------

                                                        Par/Shares       Value
--------------------------------------------------------------------------------
                                                             In thousands

Premier Auto Trust, 4.22%, 3/2/99                        $   1,316   $   1,304
 ................................................................................
Western Financial Grantor Trust, 6.20%, 2/1/02               4,984       4,976
 ................................................................................
                                                                         7,103
                                                                     ...........
Home Equity Loans-Backed  0.0%
Home Equity Loan, REMIC, 5.65%, 11/15/14                       517         508
 ................................................................................
                                                                           508
                                                                     ...........
Receivables-Backed  0.5%
Continental Airlines, PTC, 6.94%, 10/15/13                   3,431       3,326
 ................................................................................
Green Tree Financial, 6.25%, 1/15/28                         5,000       4,994
 ................................................................................
                                                                         8,320
                                                                     ...........
Total Asset-Backed Securities (Cost $16,078)                            15,931
                                                                     ...........

EQUITY AND CONVERTIBLE SECURITIES  0.6%

Banking  0.6%
Chase Preferred Capital, Pfd. Stock, (Series A)                400      10,250
 ................................................................................
Total Equity and Convertible Securities (Cost $9,960)                   10,250
                                                                     ...........

COMMERCIAL PAPER  9.8%

Caisse des Depots et Consignations, 4(2), 5.58%, 6/17/97    25,000      24,934
 ................................................................................
Delaware Funding
  4(2)
     5.53%, 6/16/97                                         10,000       9,975
     ...........................................................................
     5.55%, 6/2/97                                          22,111      22,111
     ...........................................................................
Halifax Building Society, 5.50%, 6/6/97                     20,000      19,981
 ................................................................................
Internationale Nederland, 5.58%, 6/16/97                    25,000      24,938
 ................................................................................
National Australia Funding, 5.52%, 6/5/97                   25,000      24,980
 ................................................................................
Preferred Receivables Funding, 5.53%, 6/12/97                8,575       8,559
 ................................................................................
Investments in Commercial Paper through a Joint Account
     5.60 - 5.69%, 6/2/97                                   32,971      32,971
 ................................................................................
Total Commercial Paper (Cost $168,460)                                 168,449
                                                                     ...........

CERTIFICATES OF DEPOSIT  1.5%

Deutschebank Finance, 5.55%, 6/5/97                         25,000      25,000
 ................................................................................
Total Certificates of Deposit (Cost $25,000)                            25,000
                                                                     ...........

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------


                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities

99.3% of Net Assets (Cost $1,691,925)                              $ 1,699,253

Other Assets Less Liabilities                                           11,477
                                                                   ............

NET ASSETS                                                         $ 1,710,730
                                                                   ------------

Net Assets Consist of:
Accumulated net investment income - net of distributions           $     2,701
Accumulated net realized gain/loss - net of distributions               (6,766)
Net unrealized gain (loss)                                               7,328
Paid-in-capital applicable to 195,078,443 shares of
 $1.00 par value capital stock outstanding; 300,000,000
 shares authorized                                                   1,707,467
                                                                   ............

NET ASSETS                                                         $ 1,710,730
                                                                   ------------

NET ASSET VALUE PER SHARE                                          $      8.77
                                                                   ------------

    +  Private Placement
  GPM  Graduated Payment Mortgage
  MTN  Medium Term Note
  PTC  Pass-through Certificate
REMIC  Real Estate Mortgage Investment Conduit
 4(2)  Commercial Paper sold within terms of a
       private placement memorandum, exempt
       from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".
 144a  Security was purchased pursuant to Rule
       144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 4.6% of net assets.



The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------

-------------------------
 Statement of Operations
--------------------------------------------------------------------------------
 In thousands



                                                                          Year
                                                                         Ended
                                                                       5/31/97
Investment Income
Interest and dividend income                                        $  123,450
                                                                    ...........
Expenses
 Investment management                                                  7, 984
 Shareholder servicing                                                   3,777
 Custody and accounting                                                    384
 Prospectus and shareholder reports                                        113
 Registration                                                               75
 Legal and audit                                                            27
 Directors                                                                  20
 Miscellaneous                                                              21
                                                                    ...........
 Total expenses                                                         12,401
                                                                    ...........
Net investment income                                                  111,049
                                                                    ...........

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                   4,730
Change in net unrealized gain or loss on securities                      6,965
                                                                    ...........
Net realized and unrealized gain (loss)                                 11,695
                                                                    ...........

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $  122,744
                                                                    -----------



The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------

------------------------------------
 Statement of Changes in Net Assets
--------------------------------------------------------------------------------
 In thousands


                                                             Year
                                                            Ended
                                                          5/31/97      5/31/96
 Increase (Decrease) in Net Assets
 Operations
  Net investment income                               $   111,049   $  107,924
  Net realized gain (loss)                                  4,730        1,379
  Change in net unrealized gain or loss                     6,965      (53,172)
                                                      ..........................
  Increase (decrease) in net assets from operations       122,744       56,131
                                                      ..........................
 Distributions to shareholders
  Net investment income                                  (111,027)    (107,911)
                                                      ..........................
 Capital share transactions*
  Shares sold                                             323,914      394,756
  Distributions reinvested                                 71,848       78,213
  Shares redeemed                                        (331,111)    (352,730)
                                                      ..........................
  Increase (decrease) in net assets from capital
  share transactions                                       64,651      120,239
                                                      ..........................
 Net Assets
 Increase (decrease) during period                         76,368       68,459
 Beginning of period                                    1,634,362    1,565,903
                                                      ..........................

 End of period                                        $ 1,710,730   $1,634,362
                                                      --------------------------

*Share information
  Shares sold                                              36,821       43,673
  Distributions reinvested                                  8,164        8,680
  Shares redeemed                                         (37,672)     (39,188)
                                                      ..........................
  Increase (decrease) in shares outstanding                 7,313       13,165


The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------
                                                                   May 31, 1997

-------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 12, 1973.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividends and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------


distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Securities Lending The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At May 31, 1997, the value of securities on loan was $366,242,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $396,601,000 and $426,395,000, respectively, for the year ended May 31, 1997. Purchases and sales of U.S. government securities aggregated $997,253,000 and $1,037,964,000, respectively, for the year ended May 31, 1997.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. At May 31, 1997, the fund had no unused realized capital loss carryforwards for federal income tax purposes. Capital loss carryforwards utilized in 1997 amounted to $2,377,000.

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------


At May 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,691,925,000, and net unrealized gain aggregated $7,328,000, of which $22,159,000 related to appreciated investments and $14,831,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $689,000 was payable at May 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At
May 31, 1997, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the
T. Rowe Price Spectrum Income Fund (Spectrum) invests. In accordance with an agreement among Spectrum, the underlying funds, the manager, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,494,000 for the year ended May 31, 1997, of which $254,000 was payable at period-end.

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------


-----------------------------------
 Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price New Income Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price New Income Fund, Inc. (the "Fund") at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
June 18, 1997

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------


   Investment Services And Information


        KNOWLEDGEABLE SERVICE REPRESENTATIVES

        By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

        In Person  Available in T. Rowe Price Investor Centers.


        ACCOUNT SERVICES

        Checking  Available on most fixed income funds ($500 minimum).

        Automatic Investing  From your bank account or paycheck.

        Automatic Withdrawal  Scheduled, automatic redemptions.

        Distribution Options  Reinvest all, some, or none of your distributions.

        Automated 24-Hour Services  Including Tele*Access(R) and
        T. Rowe Price OnLine.


        DISCOUNT BROKERAGE*

        Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

        INVESTMENT INFORMATION

        Combined Statement  Overview of your T. Rowe Price accounts.

        Shareholder Reports Fund managers' reviews of their strategies and results.

        T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

        Performance Update  Quarterly review of all T. Rowe Price fund results.

        Insights Educational reports on investment strategies and financial markets.

        Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.



        *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS              BOND FUNDS
 ......................   ............................   ........................
Domestic                 Domestic Taxable               International/Global
Balanced                 Corporate Income               Global Government Bond
Blue Chip Growth         GNMA                           Emerging Markets Bond
Capital Appreciation     High Yield                     International Bond
Capital Opportunity      New Income
Dividend Growth          Short-Term Bond                MONEY MARKET FUNDS
Equity Income            Short-Term U.S. Government     .......................
Equity Index             Spectrum Income                Taxable
Financial Services       Summit GNMA                    Prime Reserve
Growth & Income          Summit Limited-Term Bond       Summit Cash Reserves
Growth Stock             U.S. Treasury Intermediate     U.S. Treasury Money
Health Sciences          U.S. Treasury Long-Term
Mid-Cap Growth                                          Tax-Free
Mid-Cap Value            Domestic Tax-Free              California Tax-Free Money
New America Growth       California Tax-Free Bond       New York Tax-Free Money
New Era                  Florida Insured                Summit Municipal
New Horizons*            Intermediate Tax-Free          Money Market
Science & Technology     Georgia Tax-Free Bond          Tax-Exempt Money
Small-Cap Stock**        Maryland Short-Term
Small-Cap Value*         Tax-Free Bond                  BLENDED ASSET FUNDS
Spectrum Growth          Maryland Tax-Free Bond         ........................
Value                    New Jersey Tax-Free Bond       Personal Strategy Income
                         New York Tax-Free Bond         Personal Strategy Balanced
International/Global     Summit Municipal Income        Personal Strategy Growth
Emerging Markets Stock   Summit Municipal Intermediate
European Stock           Tax-Free High Yield            T. ROWE PRICE NO-LOAD
Global Stock             Tax-Free Income                VARIABLE ANNUITY
International Discovery  Tax-Free Insured               ..........................
International Stock      Intermediate Bond              Equity Income Portfolio
Japan                    Tax-Free Short-Intermediate    International Stock Portfolio
Latin America            Virginia Short-Term            Limited-Term Bond Portfolio
New Asia                 Tax-Free Bond                  Mid-Cap Growth Portfolio
Spectrum International   Virginia Tax-Free Bond         New America Growth Portfolio
                                                        Personal Strategy Balanced
                                                        Portfolio
                                                        Prime Reserve Portfolio




 *Closed to new investors.
**Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Discount Brokerage
--------------------------------------------------------------------------------


   Discount Brokerage
   A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC



        This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities--stocks, bonds, options, and others--at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

        Automated Telephone and Computer Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.**

        Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

        Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.



        *Based on a February 1997 telephone survey that compared our commission rates on stock transactions of various sizes with those of other full-service and discount brokerages. Commission rates will vary based on size and nature of trades. Services vary by firm. For additional information concerning our commission rates and services, call 1-800-638-5660.

       **Discount applies to our current commission schedule; subject to our $35 minimum commission.

For yield, price, last transaction,     Investor Centers:
current balance, or to conduct          101 East Lombard St.
transactions, 24 hours, 7 days          Baltimore, MD 21202
a week, call Tele*Access(R):
1-800-638-2587 toll free                T. Rowe Price
                                        Financial Center
For assistance                          10090 Red Run Blvd.
with your existing                      Owings Mills, MD 21117
fund account, call:
Shareholder Service Center              Farragut Square
1-800-225-5132 toll free                900 17th Street, N.W.
410-625-6500 Baltimore area             Washington, D.C. 20006

To open a Discount Brokerage
account or obtain information,          ARCO Tower
call:   1-800-638-5660 toll free        31st Floor
                                        515 South Flower St.
Internet address:                       Los Angeles, CA 90071
www.troweprice.com
                                        4200 West Cypress St.
T. Rowe Price Associates                10th Floor
100 East Pratt Street                   Tampa, FL 33607
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price New Income Fund(R).









[LOGO OF T. ROWE PRICE APPEARS HERE]


T. Rowe Price Investment Services, Inc., Distributor.  F43-050 5/31/97